EXHIBIT 21
                                                                      ----------

                           TSR, INC. AND SUBSIDIARIES

                   List of Subsidiaries to Report on Form 10-K
                         Fiscal Year Ended May 31, 2003


                 Name                      State of Incorporation/Formation
                 ----                      --------------------------------

      TSR Consulting Services, Inc.                   New York
      Logixtech Solutions, LLC                        Delaware